UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 15, 2012

COMPUTER TASK GROUP, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK	1-9410	16-0912632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of Principal Executive Offices)	(Zip Code)

(716) 882-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Exhibit 99.1 of this Form 8-K contains the prepared remarks of CTG’s Chief Executive Officer, James R. Boldt and CTG’s Chief Financial Officer, Brendan M. Harrington for CTG’s publicly held conference call held on October 23, 2012 concerning its financial results for its 2012 third fiscal quarter.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

99.1 Prepared remarks of CTG’s Chief Executive Officer, James R. Boldt and CTG’s Chief Financial Officer, Brendan M. Harrington for CTG’s publicly held conference call held on October 23, 2012 concerning its financial results for its 2012 third fiscal quarter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: November 15, 2012	By:	/s/ Peter P. Radetich
Name: Peter P. Radetich
Title: Senior Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Prepared remarks of CTG’s Chief Executive Officer, James R. Boldt and CTG’s Chief Financial Officer, Brendan M. Harrington for CTG’s publicly held conference call held on October 23, 2012 concerning its financial results for its 2012 third fiscal quarter.